Defined Contribution Plan	9 Months Ended
Sep. 30, 2018
Retirement Benefits [Abstract]
Defined Contribution Plan
Defined Contribution Plan
We sponsor a defined contribution thrift plan under section 401(k) of the Internal Revenue Code to assist all full-time employees in providing for retirement or other future financial needs. The 401(k) plan provides for a matching contribution of up to 6% of an employee’s eligible compensation. Employees are eligible to participate in the 401(k) plan on their date of hire.
We expensed approximately $0.8 million, $0 and $0 for the ten months ended December 31, 2017, the two months ended February 28, 2017 and the year ended December 31, 2016, respectively, under the provisions of the 401(k) plan.